UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 24, 2014 (March 21, 2014)

SL Green Realty Corp.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-13199	13-3956775
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

SL Green Operating Partnership, L.P.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-167793-02	13-3960398
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

Reckson Operating Partnership, L.P.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-84580	11-3233647
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue	10170
New York, New York	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 594-2700
(REGISTRANTS’ TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On March 21, 2014, SL Green Realty Corp. (the “Company”), SL Green Operating Partnership, L.P. (“SL Green OP”) and Reckson Operating Partnership, L.P. (“Reckson”) entered into an amendment (the “Amendment”) to their existing credit facility (the “Credit Facility”) to, among other things, borrow an additional $383 million of term loans, decrease the interest-rate margin applicable to the term loan facility and extend the maturity date for the term loan facility to June 30, 2019.  The amended credit facility (the “Amended Credit Facility”) includes a $783 million term loan facility (the “Term Loan Facility) and a $1.2 billion revolving credit facility.

After giving effect to the Amendment, loans under the Term Loan Facility will bear interest at a spread over either base rate or LIBOR, as we may elect, with an interest period of 7 days or one, three or six months, as we may elect, ranging from 95 basis points to 190 basis points based on the credit rating assigned to the senior unsecured long term indebtedness of Reckson.  At March 21, 2014, the applicable spread for loans under the Term Loan Facility was 140 basis points.

The Company, SL Green OP and Reckson are borrowers jointly and severally obligated under the Amended Credit Facility.  The lending group for the Amended Credit Facility consists of Wells Fargo Bank, National Association, as Administrative Agent, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Deutsche Bank Securities Inc., as the Lead Arrangers, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Deutsche Bank Securities, Inc., as the Joint Bookrunners, JPMorgan Chase Bank, N.A., as Syndication Agent, U.S. Bank National Association, Deutsche Bank Securities Inc., Bank of America, N.A. and Citigroup Global Markets Inc., as the Documentation Agents, and the other lenders and agents a party thereto.

The description of the Amendment contained in this report is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amendment above under Item 1.01 is incorporated by reference herein.

Item 8.01     Other Items.

On March 24, 2014, the Company issued a press release announcing that it, SL Green OP and Reckson had entered into the Amendment.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

10.1
First Amendment to Amended and Restated Credit Agreement, dated as of March 21, 2014, by and among SL Green Realty Corp., SL Green Operating Partnership, L.P. and Reckson Operating Partnership, L.P., as Borrowers, each of the Lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, with Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Deutsche Bank Securities Inc., as the Lead Arrangers, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Deutsche Bank Securities, Inc., as the Joint Bookrunners, JPMorgan Chase Bank, N.A., as Syndication Agent, and U.S. Bank National Association, Deutsche Bank Securities Inc., Bank of America, N.A. and Citigroup Global Markets Inc. as the Documentation Agents and the other agents party thereto.

99.1	Press release, dated March 24, 2014 announcing entry of the Company, SL Green OP, and Reckson into the Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

/s/ James Mead
James Mead
Chief Financial Officer

SL GREEN OPERATING PARTNERSHIP, L.P.
By: SL GREEN REALTY CORP., its general partner

/s/ James Mead
James Mead
Chief Financial Officer

RECKSON OPERATING PARTNERSHIP, L.P.
By: WYOMING ACQUISITION GP LLC, its general partner

/s/ James Mead
James Mead
Treasurer

Date:  March 24, 2014